SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  February 8, 2010

LANE CO. #5, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-51674	20-3771307
(Commission File Number)	(IRS Employer Identification No.)

2425 Post Road Suite 205, Southport, CT	06890-1267
(Address of Principal Executive Offices)	(Zip Code)

(203) 255-0341
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01 Other Events.

On February 8, 2010, Lane Co, #5, Inc., (“the Company’) entered into the Third Amendment to its Letter of Intent with Volcano Source Acquisition USA, Inc. (“Volcano Source”), a Delaware corporation, relating to a proposed reverse merger transaction between the parties (the “Reverse Merger”).  This amendment extends the term of the exclusivity provision in the original letter of intent, as amended, until June 30, 2010.  It also clarifies that the non-refundable purchase price deposit of $70,000 has been paid to the Company's sole stockholder and not to the Company.  Under the proposed transaction, the outstanding capital stock of Volcano Source would be exchanged for shares of common stock of the Company in a Reverse Merger, resulting in Volcano Source becoming a wholly-owned subsidiary of the Company.

Except for the terms relating to an exclusive dealing period, non-refundable deposit, and maintaining confidentiality, along with the term of the letter of intent and amendments, the letter of intent is not binding until the parties have entered into a definitive agreement for the transaction.  The parties are continuing their efforts to complete the Reverse Merger, however, they have yet to execute a definitive agreement.  There can be no assurances that the Reverse Merger or any similar transaction contemplated under the terms of the letter of intent will ever be consummated.

Volcano Source is in the process of becoming a holding company for and formed at the direction of, Wu Da Lian Zhi Volcanic Bio-Technology Co. Ltd., a limited liability company registered in the People’s Republic of China, and manufacturer and distributor of natural mineral water.

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements with respect to the Company’s plans, objectives, expectations and intentions and other statements identified by words such as “may,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANE CO. #5, INC.

Date: February 9, 2010	By:	/s/ John D. Lane
	Name:	John D. Lane
	Title:	President and CEO